                                                                    Exhibit 10.1

                 FIRST AMENDMENT TO AMENDED EMPLOYMENT AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED EMPLOYMENT AGREEMENT (the "FIRST AMENDMENT") is made and entered into effective as of the 27th day of January, 2005, by and between Stratagene Corporation, a Delaware corporation formerly known as Stratagene Holding Corporation ("EMPLOYER"), and John R. Pouk ("EXECUTIVE").

                                    RECITALS

      WHEREAS, Employer and Executive previously entered into that certain Amended Employment Agreement, effective as of September 1, 2002 (the "EMPLOYMENT AGREEMENT"), pursuant to which Executive is employed by Employer as the Senior Vice President, Global Sales and International Operations; and

      WHEREAS, Employer and Executive desire to amend the Employment Agreement to modify the bonus compensation payable to Executive under the Employment Agreement and to terminate an option previously granted to Executive by Employer upon the terms and subject to the conditions herein provided.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

      1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement.

      2. Termination of Existing Option. Employer and Executive acknowledge and agree that the option to purchase 59,550 shares of common stock of Employer (as adjusted for a subsequent reverse stock split) attached to the Employment Agreement as Exhibit E-3 is hereby terminated effective as of December 31, 2004 (the "TERMINATED OPTION"), and Executive shall have no further rights with respect to such Terminated Option.

      3.    Amendments.

            (a) Section 2.2 of the Employment Agreement is hereby deleted and replaced in its entirety by the following:

                "3.1 Bonus. Commencing with Employer's 2004 fiscal year, in addition to the base salary set forth in Section 2.1 above, Executive shall be eligible for a bonus, at the sole discretion of Employer's Board of Directors, which shall be payable annually in arrears and shall be based on attainment of certain financial and other goals established by Employer's Board of Directors in their sole discretion."

            (b) Exhibit B of the Employment Agreement is hereby deleted and replaced in its entirety by the following:

                  "EXHIBIT B                INTENTIONALLY OMITTED."

            (c) Exhibit E-3 of the Employment Agreement is hereby deleted and replaced in its entirety by the following:

                  "EXHIBIT E-3              INTENTIONALLY OMITTED."

      4. Continuing Effect. Except as modified in this First Amendment, the Employment Agreement shall continue in full force and effect in accordance with its terms. From and hereafter references to the Employment Agreement shall mean the Employment Agreement, as amended hereby.

      5.    Miscellaneous Clauses.

            (a) This First Amendment and the Employment Agreement constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior or contemporaneous agreements or understandings between the parties hereto pertaining to the subject matter hereof.

            (b) This First Amendment, including its existence, validity, construction and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California without regard to otherwise governing principles of conflicts of law.

            (c) This First Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement, binding on each of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the parties hereto as of the date first above written.

                                  EMPLOYER:

                                  STRATAGENE CORPORATION,
                                  a Delaware corporation

                                  By:      /s/  RONNI L. SHERMAN
                                           -----------------------------------
                                  Name:    Ronni L. Sherman
                                  Title:   Executive Vice President and General
                                           Counsel

                                  EXECUTIVE:

                                           /s/  JOHN R. POUK
                                  --------------------------------------------
                                  John R. Pouk